Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO.1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

dated as of

March 9, 2015,

among

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

COMMUNITY HEALTH SYSTEMS, INC.,

THE LENDERS PARTY HERETO

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC,

As Bookrunner and Lead Arranger

THE INCREMENTAL 2018 TERM F LOANS ISSUED PURSUANT TO THIS AGREEMENT WERE ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED FROM TIME TO TIME. BEGINNING NO LATER THAN 10 DAYS AFTER THE AMENDMENT EFFECTIVE DATE, A LENDER THAT MADE AN INCREMENTAL 2018 TERM F LOAN MAY OBTAIN THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY OF THE LOANS BY SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO THE BORROWER AT THE ADDRESS SET FORTH IN SECTION 9.01(a) OF THE CREDIT AGREEMENT.

AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT dated as of March 9, 2015 (this “Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Borrower”), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“Parent”), the Subsidiary Guarantors listed on the signature pages hereto, the 2018 Incremental Term F Lenders listed on the signature pages hereto, the other Lenders listed on the signature pages hereto and CREDIT SUISSE AG, as Administrative Agent and Collateral Agent.

PRELIMINARY STATEMENT

A. Reference is made to the Credit Agreement dated as of July 25, 2007, as amended and restated as of November 5, 2010, February 2, 2012, and January 27, 2014 (as heretofore amended, supplemented, amended and restated or otherwise modified, the “Credit Agreement”), among the Borrower, Parent, the Lenders from time to time party thereto and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders.

B. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

C. Parent, the Borrower and the Subsidiary Guarantors are party to one or more of the Security Documents, pursuant to which, among other things, Parent and the Subsidiary Guarantors Guaranteed the Obligations of the Borrower under the Credit Agreement and provided security therefor.

D. The Borrower, Parent and the Required Lenders party hereto desire that certain provisions of the Credit Agreement be amended as provided herein.

E. Pursuant to Section 2.24 of the Credit Agreement, the Borrower has requested that the persons set forth on Schedule I hereto (together with their permitted successors and assigns, the “Incremental 2018 Term F Lenders”) commit to make Incremental Term Loans to the Borrower on the Effective Date (as defined below) in an aggregate principal amount of $1,700,000,000 (the “Incremental 2018 Term F Loans”; the commitment of each Incremental 2018 Term F Lender to provide its applicable portion of the Incremental 2018 Term F Loans, an “Incremental 2018 Term F Loan Commitment”).

F. The Incremental 2018 Term F Lenders are willing to make the Incremental 2018 Term F Loans to the Borrower on the Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Terms Generally. (a) Capitalized terms used but not otherwise defined herein (including in the Preliminary Statement hereto) shall have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Agreement shall be a “Loan Document” and an “Incremental Term Loan Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents.

(b) The amendment of the Credit Agreement described in Section 2 hereof, the making of the Incremental 2018 Term F Loans and the use of proceeds thereof decribed in Section 3 hereof and the payment of fees and expenses with respect to each of the foregoing, in each case on the Effective Date, are collectively referred to herein as the “Transactions”.

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows, effective as of the Effective Date (and immediately after giving effect to Section 3 hereof (it being understood and agreed that each of the below amendments shall be deemed to be effective concurrently with the incurrence of the Incremental 2018 Term F Loans)):

(a) The definition of the term “2019 Term A Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““2019 Term A Maturity Date” shall mean January 27, 2019; provided that if on any date prior to January 27, 2019 (any such date, a “Term A Reference Date”), an aggregate principal amount in excess of $250,000,000 of (x) 2017 Term E Loans, (y) 2018 Notes and (z) any Indebtedness (“Refinanced Indebtedness”) incurred to refinance or otherwise extend the maturity date of 2017 Term E Loans, 2018 Notes or other Refinanced Indebtedness, is outstanding and scheduled to mature or similarly become due on or prior to the date that is ninety-one (91) days after the Term A Reference Date, the 2019 Term A Maturity Date shall instead be the Term A Reference Date; provided further, that, in each case, if any such day is not a Business Day, the 2019 Term A Maturity Date shall be the Business Day immediately preceding such day.”

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(b) The definition of the term “2021 Term D Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““2021 Term D Maturity Date” shall mean January 27, 2021; provided that if on any date prior to January 27, 2021 (any such date, a “Term D Reference Date”), an aggregate principal amount in excess of $250,000,000 of (v) 2017 Term E Loans, (w) 2018 Notes, (x) 2019 Notes, (y) 2020 Notes and (z) any Indebtedness (“Refinanced Indebtedness”) incurred to refinance or otherwise extend the maturity date of 2017 Term E Loans, 2018 Notes, 2019 Notes, 2020 Notes or other Refinanced Indebtedness is outstanding and scheduled to mature or similarly become due on or prior to the date that is ninety-one (91) days after the Term D Reference Date, the 2021 Term D Maturity Date shall instead be the Term D Reference Date; provided further, that, in each case, if any such day is not a Business Day, the 2021 Term D Maturity Date shall be the Business Day immediately preceding such day.”

(c) The definition of the term “Revolving Credit Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Revolving Credit Maturity Date” shall mean January 27, 2019; provided that if on any date prior to January 27, 2019 (any such date, a “Revolving Credit Reference Date”), an aggregate principal amount in excess of $250,000,000 of (x) 2017 Term E Loans, (y) 2018 Notes and (z) any Indebtedness (“Refinanced Indebtedness”) incurred to refinance or otherwise extend the maturity date of 2017 Term E Loans, 2018 Notes or Refinanced Indebtedness, is outstanding and scheduled to mature or similarly become due on or prior to the date that is ninety-one (91) days after the Revolving Credit Reference Date, the Revolving Credit Maturity Date shall instead be the Revolving Credit Reference Date; provided further, that, in each case, if any such day is not a Business Day, the Revolving Credit Maturity Date shall be the Business Day immediately preceding such day.”

(d) The definition of the term “Maturity Trigger” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

(e) Section 2.24(b) of the Credit Agreement in hereby amended by inserting the following at the beginning of clauses (i) and (ii) of the first proviso in such Section: “except with respect to up to $41,000,000 of 2018 Term F Loans incurred pursuant to the Amendment No. 1 and Incremental Term Loan Assumption Agreement dated as of March 9, 2015, the proceeds of which may be used to pay fees and expenses incurred in connection with the 2018 Term F Loans and for general corporate purposes,”.

SECTION 3. Incremental 2018 Term F Loans. (a) On the terms and subject to the conditions set forth herein and in the Credit Agreement and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, each Incremental 2018 Term F Lender agrees, severally and not jointly, to

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make, on the Effective Date, an Incremental 2018 Term F Loan to the Borrower in an aggregate principal amount equal to its Incremental 2018 Term F Loan Commitment. Amounts paid or prepaid in respect of the Incremental 2018 Term F Loans may not be reborrowed.

(b) The Incremental 2018 Term F Loan Commitment of each Incremental 2018 Term F Lender shall automatically terminate upon the making of the Incremental 2018 Term F Loans on the Effective Date.

(c) The proceeds of the Incremental 2018 Term F Loans are to be used by the Borrower solely to prepay 2017 Term E Loans that are outstanding on the Effective Date immediately prior to giving effect to this Agreement.

(d) The Borrower hereby unconditionally promises to pay to the Administrative Agent, for the account of each Incremental 2018 Term F Lender, the principal amount of each Incremental 2018 Term F Loan of such Incremental 2018 Term F Lender as provided in Section 2.11(a)(vi) of the Credit Agreement and Exhibit A hereto.

(e) The Incremental 2018 Term F Loans shall constitute Incremental Term Loans, Other Term Loans, Refinancing Incremental Term Loans and Term Loans for all purposes of the Credit Agreement and the other Loan Documents, and shall have the terms that are set forth in Exhibit A hereto. Except to the extent provided in Exhibit A hereto or in this Agreement, the terms and conditions of the Incremental 2018 Term F Loans shall be identical to those of the 2017 Term E Loans. For all purposes under the Third Restated Credit Agreement and the other Loan Documents, the Incremental 2018 Term F Loans may, from time to time, be referred to as the “2018 Term F Loans”.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Parent, the Borrower and each Subsidiary Guarantor hereby represents and warrants to each of the Lenders (including the Incremental 2018 Term F Lenders), the Administrative Agent, the Issuing Banks and the Collateral Agent that, after giving effect to this Agreement and the transaction contemplated hereby:

(a) This Agreement has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date as though made on and as of such

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date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date (it being understood and agreed that the Transactions (as defined in this Agreement) shall be deemed to be the Subject Transactions for the purposes of the representation and warranty made in Section 3.22 of the Credit Agreement).

(c) No Default or Event of Default has occurred and is continuing.

(d) None of the Security Documents in effect on the Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Agreement. The Guarantees created under such Security Documents will continue to guarantee the Obligations (as the Obligations are modified hereunder) to the same extent as they guaranteed the Obligations immediately prior to the Effective Date. Upon the filing of the Mortgage Amendments (as defined below), the Liens created under such Security Documents will continue to secure the Obligations (as the Obligations are modified hereunder), and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Effective Date.

SECTION 5. Effectiveness. This Agreement shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Effective Date”):

(a) The Administrative Agent shall have received duly executed and delivered counterparts of this Agreement that, when taken together, bear the signatures of Parent, the Borrower, each Subsidiary Guarantor, each Incremental 2018 Term F Lender and the Required Lenders (determined immediately after giving effect to the incurrence of the Incremental 2018 Term F Loans and the use of proceeds thereof).

(b) The Administrative Agent shall have received payment from the Borrower, for the account of each 2021 Term D Lender that shall have unconditionally and irrevocably delivered to the Administrative Agent (or its counsel) its executed signature page to this Agreement at or prior to 12:00 noon, New York City time, on March 5, 2015 (each, a “Consenting Lender”), an amendment fee in an amount equal to 0.05% of the aggregate outstanding principal amount of such Consenting Lender’s 2021 Term D Loans as of the Effective Date. Such fees shall be payable in immediately available funds and, once paid, shall not be refundable in whole or in part.

(c) The Administrative Agent shall have received a favorable written opinion of (i) Bass, Berry & Sims PLC, counsel for Parent and the Borrower, substantially to the effect set forth on Exhibit B-1 and (ii) the general counsel of Parent, substantially to the effect set forth in Exhibit B-2.

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(d) The Administrative Agent shall have received (i) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of its state of organization; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of (1) the by-laws (or equivalent thereof) and (2) the certificate or articles of incorporation, certified as of a recent date by the Secretary of State of the applicable state of organization, in each case of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (or, if such by-laws (or equivalent thereof) or certificate or articles of incorporation have not been amended or modified since any delivery thereof to the Administrative Agent on the Closing Date, the First Restatement Effective Date, the Second Restatement Effective Date or the Third Restatement Effective Date, as applicable, certifying that no such amendment or modification has occurred), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent thereof) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Administrative Agent may reasonably request.

(e) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement.

(f) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Effective Date, including upfront fees (which may be in the form of original issue discount) in the amounts agreed with each Incremental 2018 Term F Lender and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(g) The Security Documents shall be in full force and effect on the Effective Date, and the Collateral Agent on behalf of the Secured Parties shall have a security interest in the Collateral of the type and priority described in each Security Document.

The Administrative Agent shall notify the Borrower, the Incremental 2018 Term F Lenders and the other Lenders under the Credit Agreement of the Effective Date and such notice shall be conclusive and binding.

SECTION 6. Effect of this Amendment. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any other Secured Party under the Credit Agreement or any other Loan

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Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

(b) From and after the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified by this Agreement.

SECTION 7. Reaffirmation; Further Assurances. (a) Each of Parent, the Borrower and each of the Subsidiary Guarantors identified on the signature pages hereto (collectively, Parent, the Borrower and such Subsidiary Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Agreement and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Agreement and the transactions contemplated hereby, and hereby confirms its respective guarantees (including in respect of the Incremental 2018 Term F Loans), pledges and grants of security interests (including in respect of the Incremental 2018 Term F Loans), as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Agreement and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties (including in respect of the Incremental 2018 Term F Lenders). Each of the Reaffirming Loan Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to effect the purposes of this Agreement, the transactions contemplated hereby or the Loan Documents and hereby reaffirms its obligations under each provision of each Loan Document to which it is party.

(b) Within 90 days after the Effective Date (or such later date as the Administrative Agent in its sole discretion may permit) the Borrower shall deliver, with respect to each Mortgage encumbering a Mortgaged Property, either (x) an amendment thereof (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect that the lien securing the Obligations under the Credit Agreement encumbers such Mortgaged Property and to further grant, preserve, protect, confirm and perfect the first-priority lien and security interest thereby created and perfected, and opinions by local counsel reasonably acceptable to the Administrative Agent regarding the enforceability of each such Mortgage Amendment, or (y) opinions or other written confirmations from local counsel reasonably acceptable to the Administrative Agent stating, to the reasonably satisfaction of the Administrative Agent, that no such Mortgage Amendment is required with respect to a Mortgaged Property, in each case in substantially the same form as those Mortgage Amendments and local counsel opinions delivered to the Administrative Agent in connection with the Third Restatement Effective Date, except for those changes necessary to reflect the transactions contemplated hereby, and each of the foregoing being in all respects reasonably acceptable to the Administrative Agent.

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SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the Loan Documents (including the preparation of this Agreement), including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 11. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement or any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or any Loan Party under any other Loan Document from any of its obligations and liabilities thereunder. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith.

SECTION 12. Governing Law. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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SECTION 13. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 14. Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders party hereto hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

by	/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President

COMMUNITY HEALTH SYSTEMS, INC.,

by	/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Bank,

by	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

by	/s/ Remy Riester
Name: Remy Riester
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

WELLS FARGO BANK, N.A., as Issuing Bank,

by	/s/ Monique Gasque
Name: Monique Gasque
Title: Vice President

by
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION]

Abilene Hospital, LLC	Centre Hospital Corporation

Abilene Merger, LLC	CHHS Holdings, LLC

Affinity Health Systems, LLC	CHS Kentucky Holdings, LLC

Affinity Hospital, LLC	CHS Pennsylvania Holdings, LLC

Anna Hospital Corporation	CHS Virginia Holdings, LLC

Berwick Hospital Company, LLC	CHS Washington Holdings, LLC

Big Bend Hospital Corporation	Clarksville Holdings, LLC

Big Spring Hospital Corporation	Clarksville Holdings II, LLC

Birmingham Holdings, LLC	Cleveland Hospital Corporation

Birmingham Holdings II, LLC	Cleveland Tennessee Hospital Company, LLC

Blue Island Hospital Company, LLC	Clinton Hospital Corporation

Blue Island Illinois Holdings, LLC	Coatesville Hospital Corporation

Bluefield Holdings, LLC	College Station Medical Center, LLC

Bluefield Hospital Company, LLC	College Station Merger, LLC

Bluffton Health System LLC	Community GP Corp.

Brownwood Medical Center, LLC	Community Health Investment Company, LLC

Bullhead City Hospital Corporation	Community LP Corp.

Bullhead City Hospital Investment Corporation	CP Hospital GP, LLC

Carlsbad Medical Center, LLC	CPLP, LLC

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary

Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

Crestwood Hospital, LLC	Frankfort Health Partner, Inc.

Crestwood Hospital LP, LLC	Franklin Hospital Corporation

CSMC, LLC	Gadsden Regional Medical Center, LLC

CSRA Holdings, LLC	Galesburg Hospital Corporation

Deaconess Holdings, LLC	Granbury Hospital Corporation

Deaconess Hospital Holdings, LLC	Granite City Hospital Corporation

Deming Hospital Corporation	Granite City Illinois Hospital Company, LLC

Desert Hospital Holdings, LLC	Greenville Hospital Corporation

Detar Hospital, LLC	GRMC Holdings, LLC

DHFW Holdings, LLC	Hallmark Healthcare Company, LLC

DHSC, LLC	Hobbs Medco, LLC

Dukes Health System, LLC	Hospital of Barstow, Inc.

Dyersburg Hospital Corporation	Hospital of Fulton, Inc.

Emporia Hospital Corporation	Hospital of Louisa, Inc.

Evanston Hospital Corporation	Hospital of Morristown, Inc.

Fallbrook Hospital Corporation	Jackson Hospital Corporation (KY)

Foley Hospital Corporation	Jackson Hospital Corporation (TN)

Forrest City Arkansas Hospital Company, LLC	Jourdanton Hospital Corporation

Forrest City Hospital Corporation	Kay County Hospital Corporation

Fort Payne Hospital Corporation	Kay County Oklahoma Hospital Company, LLC

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary

Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

Kirksville Hospital Company, LLC	MMC of Nevada, LLC

Lakeway Hospital Corporation	Moberly Hospital Company, LLC

Lancaster Hospital Corporation	MWMC Holdings, LLC

Las Cruces Medical Center, LLC	Natchez Hospital Company, LLC

Lea Regional Hospital, LLC	National Healthcare of Leesville, Inc.

Lexington Hospital Corporation	National Healthcare of Mt. Vernon, Inc.

Longview Clinic Operations Company, LLC	Navarro Regional, LLC

Longview Merger, LLC	NC-DSH, LLC

LRH, LLC	Northampton Hospital Company, LLC

Lutheran Health Network of Indiana, LLC	Northwest Arkansas Hospitals, LLC

Marion Hospital Corporation	Northwest Hospital, LLC

Martin Hospital Corporation	NOV Holdings, LLC

Massillon Community Health System LLC	NRH, LLC

Massillon Health System LLC	Oak Hill Hospital Corporation

Massillon Holdings, LLC	Oro Valley Hospital, LLC

McKenzie Tennessee Hospital Company, LLC	Palmer-Wasilla Health System, LLC

McNairy Hospital Corporation	Payson Hospital Corporation

MCSA, L.L.C.	Pennsylvania Hospital Company, LLC

Medical Center of Brownwood, LLC	Phillips Hospital Corporation

Merger Legacy Holdings, LLC

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary

Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

Phoenixville Hospital Company, LLC	Ruston Hospital Corporation

Pottstown Hospital Company, LLC	Ruston Louisiana Hospital Company, LLC

QHG Georgia Holdings, Inc.	SACMC, LLC

QHG Georgia Holdings II, LLC	Salem Hospital Corporation

QHG of Bluffton Company, LLC	San Angelo Community Medical Center, LLC

QHG of Clinton County, Inc.	San Angelo Medical, LLC

QHG of Enterprise, Inc.	San Miguel Hospital Corporation

QHG of Forrest County, Inc.	Scranton Holdings, LLC

QHG of Fort Wayne Company, LLC	Scranton Hospital Company, LLC

QHG of Hattiesburg, Inc.	Scranton Quincy Holdings, LLC

QHG of Massillon, Inc.	Scranton Quincy Hospital Company, LLC

QHG of South Carolina, Inc.	Sharon Pennsylvania Holdings, LLC

QHG of Spartanburg, Inc.	Sharon Pennsylvania Hospital Company, LLC

QHG of Springdale, Inc.	Shelbyville Hospital Corporation

Quorum Health Resources, LLC	Siloam Springs Arkansas Hospital Company, LLC

Red Bud Hospital Corporation	Siloam Springs Holdings, LLC

Red Bud Illinois Hospital Company, LLC	Southern Texas Medical Center, LLC

Regional Hospital of Longview, LLC	Spokane Valley Washington Hospital Company, LLC

River Region Medical Corporation	Spokane Washington Hospital Company, LLC

Roswell Hospital Corporation	Tennyson Holdings, LLC

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary

Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

Tooele Hospital Corporation	Watsonville Hospital Corporation

Tomball Texas Holdings, LLC	Waukegan Hospital Corporation

Tomball Texas Hospital Company, LLC	Waukegan Illinois Hospital Company, LLC

Triad Healthcare Corporation	Weatherford Hospital Corporation

Triad Holdings III, LLC	Weatherford Texas Hospital Company, LLC

Triad Holdings IV, LLC	Webb Hospital Corporation

Triad Holdings V, LLC	Webb Hospital Holdings, LLC

Triad Nevada Holdings, LLC	Wesley Health System LLC

Triad of Alabama, LLC	West Grove Hospital Company, LLC

Triad of Oregon, LLC	WHMC, LLC

Triad-ARMC, LLC	Wilkes-Barre Behavioral Hospital Company, LLC

Triad-El Dorado, Inc.	Wilkes-Barre Holdings, LLC

Triad-Navarro Regional Hospital Subsidiary, LLC	Wilkes-Barre Hospital Company, LLC

Tunkhannock Hospital Company, LLC	Williamston Hospital Corporation

VHC Medical, LLC	Women & Children’s Hospital, LLC

Vicksburg Healthcare, LLC	Woodland Heights Medical Center, LLC

Victoria Hospital, LLC	Woodward Health System, LLC

Virginia Hospital Company, LLC	York Pennsylvania Holdings, LLC

Warren Ohio Hospital Company, LLC	York Pennsylvania Hospital Company, LLC

Warren Ohio Rehab Hospital Company, LLC	Youngstown Ohio Hospital Company, LLC

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary

Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

BROWNWOOD HOSPITAL, L.P.

By:	Brownwood Medical Center, LLC
Its:	General Partner

COLLEGE STATION HOSPITAL, L.P.

By:	College Station Medical Center, LLC
Its:	General Partner

LONGVIEW MEDICAL CENTER, L.P.

By:	Regional Hospital of Longview, LLC
Its:	General Partner

NAVARRO HOSPITAL, L.P.

By:	Navarro Regional, LLC
Its:	General Partner

QHG GEORGIA, LP

By:	QHG Georgia Holdings II, LLC
Its:	General Partner

VICTORIA OF TEXAS, L.P.

By:	Detar Hospital, LLC
Its:	General Partner

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary

Acting on behalf of each of the Subsidiary Guarantors set forth above.

Amory HMA, LLC	HMA Fentress County General Hospital, LLC

Anniston HMA, LLC	HMA Santa Rosa Medical Center, LLC

Bartow HMA, LLC	HMA Services GP, LLC

Biloxi H.M.A., LLC	Hospital Management Associates, LLC

Brandon HMA, LLC	Jackson HMA, LLC

Brevard HMA Holdings, LLC	Jefferson County HMA, LLC

Brevard HMA Hospitals, LLC	Kennett HMA, LLC

Campbell County HMA, LLC	Key West HMA, LLC

Carlisle HMA, LLC	Knoxville HMA Holdings, LLC

Carolinas JV Holdings General, LLC	Lehigh HMA, LLC

Central Florida HMA Holdings, LLC	Madison HMA, LLC

Central States HMA Holdings, LLC	Melbourne HMA, LLC

Chester HMA, LLC	Mesquite HMA General, LLC

Citrus HMA, LLC	Metro Knoxville HMA, LLC

Clarksdale HMA, LLC	Mississippi HMA Holdings I, LLC

Cocke County HMA, LLC	Mississippi HMA Holdings II, LLC

Florida HMA Holdings, LLC	Monroe HMA, LLC

Fort Smith HMA, LLC	Naples HMA, LLC

Hamlet H.M.A., LLC	Poplar Bluff Regional Medical Center, LLC

Health Management Associates, Inc.	Port Charlotte HMA, LLC

Health Management General Partner, LLC	Punta Gorda HMA, LLC

Health Management General Partner I, LLC

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary

Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

River Oaks Hospital, LLC	Southwest Florida HMA Holdings, LLC

Rockledge HMA, LLC	Statesville HMA, LLC

ROH, LLC	Van Buren H.M.A., LLC

Sebastian Hospital, LLC	Venice HMA, LLC

Sebring Hospital Management Associates, LLC	Winder HMA, LLC

Southeast HMA Holdings, LLC	Yakima HMA, LLC

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary

Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

CAROLINAS JV HOLDINGS, L.P.

By:	Carolinas JV Holdings General, LLC
Its:	General Partner

HEALTH MANAGEMENT ASSOCIATES, LP

By:	Health Management General Partner, LLC
Its:	General Partner

HMA HOSPITALS HOLDINGS, LP

By:	Health Management General Partner, LLC
Its:	General Partner

HOSPITAL MANAGEMENT SERVICES OF FLORIDA, LP

By:	HMA Services GP, LLC
Its:	General Partner

TENNESSEE HMA HOLDINGS, LP

By:	Health Management General Partner I, LLC
Its:	General Partner

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary

Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Institution:[1]

by
Name:
Title:

by2
Name:
Title:

[1]	Signatures of the requisite number of other Lenders are on file with the Administrative Agent.
[2]	For any institution requiring a second signature line.

[SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

LENDER NEW COMMITMENT FOR EXISTING 2017 TERM E LENDERS

LENDER NEW COMMITMENT

                             , March     , 2015

This Lender New Commitment (this “Lender New Commitment”) is in respect of the Amendment No. 1 and Incremental Term Loan Assumption Agreement (the “Amendment”) to the Third Amended and Restated Credit Agreement dated as of July 25, 2007, as amended and restated as of November 5, 2010, February 2, 2012, and January 27, 2014 (as heretofore amended, supplemented, amended and restated or otherwise modified, the “Credit Agreement”), among CHS/Community Health Systems, Inc., a Delaware corporation (the “Borrower”), Community Health Systems, Inc., a Delaware corporation (“Parent”), the Lenders party thereto and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Credit Agreement, as applicable. As used herein, “Existing Term Loans” shall mean, collectively, all outstanding 2017 Term E Loans under the Credit Agreement immediately prior to the effectiveness of the Amendment.

Check ONLY ONE of the two boxes below and execute and return a signature page for each sub-fund. To ensure efficient processing of the repayment of your Existing Term Loans, please do not leave this form blank. Existing Term Loans should be set forth on a sub-account by sub-account basis, if applicable. Please do not aggregate amounts held by sub-accounts into a single master fund, fund manager or affiliates line item.

CONSENT AND CASHLESS SETTLEMENT OPTION

☐    The undersigned Lender hereby consents to the Amendment and commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) to the 2018 Term F Loans and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Term F Loans in an equal principal amount, as set forth below. By choosing this option, the undersigned Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Existing Term Loans for 2018 Term F Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Existing Term Loans for 2018 Term F Loans, in which case the difference between the current principal amount of such Lender’s Existing Term Loans and the allocated principal amount of 2018 Term F Loans will be prepaid on the Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each lender that is a Lender (as such term is defined in the Credit Agreement) on the date hereof, among the Borrower, Parent and Credit Suisse AG, as the Lender (as such term is defined in the Credit Agreement) and the Administrative Agent, and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

Lender	Amount of Existing Term Loans
$
$
$
$
$
Total	$

[Continued on next page]

LENDER NEW COMMITMENT FOR EXISTING 2017 TERM E LENDERS

ASSIGNMENT SETTLEMENT OPTION

☐    The undersigned Lender hereby consents to the Amendment and agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) prepaid on the Effective Date and to purchase by assignment 2018 Term F Loans under the Amendment in an equal principal amount. By choosing this option, the undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate any 2018 Term F Loans to such Lender or to allocate to such Lender less than 100% of the principal amount of such Lender’s Existing Term Loans for 2018 Term F Loans.

Lender	Amount of Existing Term Loans
$
$
$
$
$
Total	$

[Remainder of page intentionally left blank]

LENDER SIGNATURE PAGE TO

LENDER NEW COMMITMENT FOR EXISTING 2017 TERM E LENDERS

IN WITNESS WHEREOF, the undersigned has caused this Lender New Commitment to be duly executed and delivered by its proper and duly authorized officer(s).

Name of Institution:

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[SIGNATURE PAGE TO LENDER NEW COMMITMENT]

EXHIBIT A

2018 Term F Loans

Summary of Terms

Final Maturity and Amortization:	The 2018 Term F Loans will mature on December 31, 2018 (the “2018 Term F Loan Maturity Date”); provided that if on any date prior to December 31, 2018 (any such date, a “Term F Reference Date”), an aggregate principal amount in excess of $250,000,000 of (x) 2017 Term E Loans, (y) 2018 Notes and (z) any Indebtedness (“Refinanced Indebtedness”) (other than, for the avoidance of doubt, the 2018 Term F Loans) incurred to refinance or otherwise extend the maturity date of 2017 Term E Loans, 2018 Notes or Refinanced Indebtedness, is outstanding and scheduled to mature or similarly become due on or prior to the date that is ninety-one (91) days after the Term F Reference Date, the 2018 Term F Loan Maturity Date shall instead be the Term F Reference Date; provided further, that, in each case, if any such day is not a Business Day, the 2018 Term F Loan Maturity Date shall be the Business Day immediately preceding such day. The 2018 Term F Loans may, from time to time, also be referred to as the “Incremental 2018 Term F Loans”.

For purposes of Section 2.11(a)(vi) of the Credit Agreement, the Borrower shall pay to the Administrative Agent, for the account of the Incremental 2018 Term F Lenders, on the last Business Day of each March, June, September and December, commencing with the last Business Day of June, 2015 (each such date being called an “2018 Term F Loan Repayment Date”), or if any such date is not a Business Day, on the next succeeding Business Day, a principal amount of the 2018 Term F Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(g) and 2.24(d) of the Credit Agreement) equal to 0.25% of the aggregate principal amount of the 2018 Term F Loans outstanding on the Effective Date, with the balance payable in full on the 2018 Term F Loan Maturity Date.

All payments of principal made pursuant to this paragraph shall be accompanied by accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

Prepayment Premium:	If, prior to the date that is six months after the Effective Date, (i) all or any portion of the 2018 Term F Loans are prepaid out of the proceeds of a substantially concurrent issuance or incurrence of secured term loans and the Effective Yield of such secured term loan financing is less than the Effective Yield of the 2018 Term F Loans or (ii) a 2018 Term F Lender must assign its 2018 Term F Loans pursuant to Section 2.21 of the Credit Agreement as a result of its failure to consent to an amendment that would reduce the Effective Yield then in effect with respect to such 2018 Term F Loans then in each case the aggregate principal amount so prepaid or assigned will be subject to a fee payable by the Borrower, in each case equal to 1.0% of the principal amount thereof; provided that the foregoing shall not apply to any prepayment of the 2018 Term F Loans upon the occurrence of a Change in Control.

MFN:	The 2018 Term F Loans shall be entitled to the “most-favored nation” pricing protections of Sections 2.24 and 2.27 of the Credit Agreement to the same extent as the 2017 Term E Loans were entitled prior to giving effect to the incurrence of the 2018 Term F Loans.

Mandatory Prepayments:	Notwithstanding the provisions of Section 2.13(g) of the Credit Agreement, the proceeds of any Pari Passu Debt shall not be required to be applied to prepay 2018 Term F Loans until the 2017 Term E Loans have been repaid in full and until such time any such proceeds shall be allocated to the payment of Term Loans in accordance with Section 2.13(g) of the Credit Agreement as if no 2018 Term F Loans were outstanding. From and after the time that the 2017 Term E Loans are no longer outstanding, the proceeds of any Pari Passu Debt shall be applied in accordance with Section 2.13(g) of the Credit Agreement without giving effect to the prior sentence of this paragraph.

Applicable Percentage:	The Applicable Percentage will be, with respect to any Eurodollar 2018 Term F Loan, 3.25% per annum, and with respect to any ABR 2018 Term F Loan, 2.25% per annum.

EXHIBIT B-1

Form of Bass, Berry & Sims PLC Legal Opinion

150 Third Avenue South, Suite 2800

Nashville, TN 37201

(615) 742-6200

March 9, 2015

Credit Suisse AG, as Administrative

Agent, Collateral Agent, and Issuing Bank

Credit Suisse Securities (USA) LLC, as

Sole Book Runner and Sole Lead Arranger,

Each of the Lenders party to the Credit Agreement

described below

Ladies and Gentlemen:

We have acted as special counsel to (i) CHS/Community Health Systems, Inc., a Delaware corporation (“Borrower”), (ii) Community Health Systems, Inc., a Delaware corporation (“Parent”), and (iii) each of the Subsidiaries listed on the Schedule of Guarantors attached hereto as Exhibit A (collectively, the “Guarantors” and each a “Guarantor”), in connection with that certain Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of even date herewith (the “Amendment and Assumption”), among Parent, Borrower, the Guarantors, the Lenders listed on the signature pages thereto and Credit Suisse, AG, as Administrative Agent and Collateral Agent (the “Agent”). We have been requested by Borrower to render this opinion pursuant to Section 5(c) of the Amendment and Assumption. Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of January 27, 2014 (as amended by the Amendment and Assumption, the “Credit Agreement”), among Parent, Borrower, the Agent, and the Lenders party thereto. Parent, Borrower and the Guarantors are collectively referred to herein as the “Opinion Entities” and each an “Opinion Entity”. References herein to the “Delaware Opinion Entity” and “Delaware Opinion Entities” means individually and collectively, Parent and Borrower. Capitalized terms used but not otherwise defined herein have the same meanings as in the Credit Agreement.

In connection with this opinion, we have examined (i) the Credit Agreement and (ii) the Amendment and Assumption (sometimes herein referred to collectively as the “Transaction Documents”).

We have also reviewed the certificate of incorporation and bylaws of each Delaware Opinion Entity (collectively, the “Organizational Documents”), and such corporate records of the Opinion Entities, such certificates of public officials and such other matters regarding the

Credit Suisse AG, as Administrative

Agent, Collateral Agent, and Issuing Bank

March 9, 2015

Delaware Opinion Entities as we have deemed necessary or appropriate for purposes of this opinion letter. As to factual matters, we have assumed the correctness of and relied upon statements and other representations of the Delaware Opinion Entities and the officers thereof set forth in the Transaction Documents and in certificates provided pursuant to or in connection with the Transaction Documents or otherwise provided to us, and upon certificates of public officials, and we have made no independent inquiries or investigations. We have assumed that all of the documents we have reviewed are the valid and binding obligations of the parties thereto. For purposes of the opinions on the existence and good standing of each Delaware Opinion Entity, we have relied solely upon certificates of good standing of recent date issued by the Secretary of State of Delaware.

In making such examination and in expressing our opinions, we have further assumed, without investigation or inquiry:

SECTION 15. the due organization and existence of all parties to the Credit Agreement, except to the extent that we express an opinion in Paragraph 1 below regarding the existence of the Delaware Opinion Entities,

SECTION 16. the legal capacity of all natural persons,

SECTION 17. the due authorization of the Credit Agreement by all parties thereto, except to the extent that we express an opinion in Paragraph 1 below regarding the authorization of the Amendment and Assumption by the Delaware Opinion Entities,

SECTION 18. the due execution and delivery of the Credit Agreement by all parties thereto, except to the extent that we express an opinion in Paragraph 2 below regarding the execution and delivery of the Amendment and Assumption by the Delaware Opinion Entities,

SECTION 19. that all parties to the Credit Agreement have the legal right, power and authority to enter into the Credit Agreement and to consummate the transactions contemplated thereby, except to the extent that we express an opinion in Paragraph 1 below regarding the corporate power and corporate authority of the Delaware Opinion Entities,

SECTION 20. that all signatures on any executed documents furnished to us are genuine, all original documents submitted to us are authentic originals and all certified or other reproductions of documents submitted to us conform to the original documents,

SECTION 21. that each Opinion Entity owns, beneficially and of record, the property and/or interests in property that it purports to transfer, or in which it purports to grant a lien or security interest, pursuant to the Credit Agreement and the Guarantee and Collateral Agreement,

SECTION 22. that all property descriptions used in the Credit Agreement and the Guarantee and Collateral Agreement accurately and sufficiently describe the subject property,

Credit Suisse AG, as Administrative

Agent, Collateral Agent, and Issuing Bank

March 9, 2015

SECTION 23. that the security interests of the Credit Agreement and the Guarantee and Collateral Agreement have attached and remain in full force and effect under the law applicable thereto,

SECTION 24. that, notwithstanding any broader descriptions of the Collateral (as defined in the Guarantee and Collateral Agreement) that may have been used in the Credit Agreement or the Guarantee and Collateral Agreement, none of the Collateral (as defined in the Guarantee and Collateral Agreement) consists of as-extracted collateral or timber to be cut,

SECTION 25. no action has been taken to terminate or amend any of the UCC financing statements on file as of January 27, 2014, listing an Opinion Party as the debtor and the Agent as the secured party, relating to the Collateral (as defined in the Guarantee and Collateral Agreement) of such debtor that is the subject of the Guarantee and Collateral Agreement and that is indicated on such financing statement, filed in the in the jurisdictions listed on Schedule 3.19 of the Credit Agreement, other than amendments to continue the effectiveness thereof, and

SECTION 26. that the indebtedness incurred and obligations undertaken pursuant to the Credit Agreement and the Guarantee and Collateral Agreement have been incurred and undertaken for adequate consideration.

Based upon the foregoing and subject to the assumptions, limitations and qualifications herein set forth, we are of the opinion that:

(a) Each Delaware Opinion Entity is an existing Delaware corporation, in good standing under the laws of Delaware. Each Delaware Opinion Entity has all necessary corporate power and corporate authority to execute and deliver the Amendment and Assumption and to perform its obligations under the Amendment and Assumption. The execution and delivery of the Amendment and Assumption and the performance of the provisions of the Amendment and Assumption have been duly authorized by all necessary corporate actions on the part of the Delaware Opinion Entities.

(b) The Amendment and Assumption has been duly executed and delivered by each Delaware Opinion Entities.

(c) With respect to the Delaware Opinion Entities and, except in the case of clause (b) below, each of the other Opinion Entities, the execution and delivery of the Amendment and Assumption, the performance of the provisions of the Amendment and Assumption and the consummation of the financing transaction that is the subject thereof do not (a) violate any statute or regulation of the United States of America or the Delaware General Corporation Law that are applicable to the Delaware Opinion Entities or their assets and that, in our experience,

Credit Suisse AG, as Administrative

Agent, Collateral Agent, and Issuing Bank

March 9, 2015

are normally applicable to transactions of the types contemplated by the Transaction Documents, (b) contravene any Delaware Opinion Entity’s Organizational Documents, or (c) constitute a default under or breach of the terms of, or an event that, with the lapse of time or the giving of notice, or both, would constitute a default under or breach of, or result in the creation or imposition of any Lien (other than Liens evidenced by the Loan Documents in favor of the Agent) on the assets of any Opinion Entity pursuant to the terms of, any agreement identified on Exhibit B hereto to which an Opinion Entity is a party or by which it or its properties is bound.

(d) No authorization, consent or approval by any United States federal governmental authority or any governmental authority in Delaware under the Delaware General Corporation Law is required for the execution and delivery of the Transaction Documents by the Opinion Entities.

(e) The execution and delivery of the Amendment and Assumption will not, in and of itself, result in the loss of perfection (if any) of any security interest perfected under Article 9 of the Uniform Commercial Code as adopted in the State of Delaware (the “Delaware UCC”) to the extent that such security interest was and remained perfected under the Guarantee and Collateral Agreement under Article 9 of the Delaware UCC immediately prior to such execution and delivery. For the avoidance of doubt, we express no opinion regarding (i) the creation, priority or enforcement of any such security interest, (ii) the effect on such priority of the execution and delivery of the Amendment and Assumption or (iii) the perfection of any such security interest.

The opinions expressed herein are limited to the federal laws of the United States of America, the Delaware General Corporation Law and Article 9 of the Delaware UCC. Our opinions regarding corporate power, existence, authorization, execution and delivery of documents and other matters of corporate law, and the Delaware UCC, are based solely upon our review of the latest unofficial compilations of the Delaware General Corporation Law and Article 9 of the Delaware UCC that were available to us, and we have not examined any other Delaware statutes or any court decisions from Delaware.

The opinions expressed herein are qualified as follows:

(A) We express no opinion as to the title to any property or the priority of any lien on or any security or other interest in any property.

(B) We express no opinion with respect to any matters that would require us to perform a mathematical calculation or make a determination as to financial or accounting matters (including but not limited to compliance or noncompliance with financial covenants or ratios).

Credit Suisse AG, as Administrative

Agent, Collateral Agent, and Issuing Bank

March 9, 2015

Our opinion is rendered as of the date hereof, and we assume no obligation to advise you of changes in law or fact (or the effect thereof on the opinions expressed herein) that hereafter may come to our attention.

As used herein, “knowledge”, “known to us”, “to our knowledge” and any similar expression refer solely to the current, actual knowledge, acquired during the course of the representation described in the introductory paragraph of this letter, of those attorneys in this firm who have rendered legal services in connection with such representation (excluding any lawyers whose involvement has been limited to reviewing this opinion as part of our firm’s opinion review procedure).

The opinions rendered herein are solely for the benefit of the Agent, the Lenders and their respective successors and assigns in connection with the transactions that are the subject of the Transaction Documents, and this opinion letter may not be delivered to or relied upon by any other person nor quoted or reproduced in any report or other document without our prior written consent in each case; provided, however, that a copy of this opinion letter may be furnished to your regulators, accountants, attorneys and other professional advisors for the purpose of confirming its existence, and this opinion letter may be disclosed in connection with any legal or regulatory proceeding relating to the subject matter hereof; and provided further that (i) reliance by any assignee must be actual and reasonable under the circumstances existing at the time of assignment, and (ii) each such assignee shall be deemed to have the knowledge of the addressees as of the date hereof with respect to matters related to the opinions rendered herein.

Very truly yours,

Exhibit A

Subsidiary Guarantors

1.	Abilene Hospital, LLC
2.	Abilene Merger, LLC
3.	Affinity Health Systems, LLC
4.	Affinity Hospital, LLC
5.	Anna Hospital Corporation
6.	Berwick Hospital Company, LLC
7.	Big Bend Hospital Corporation
8.	Big Spring Hospital Corporation
9.	Birmingham Holdings, LLC
10.	Birmingham Holdings II, LLC
11.	Blue Island Hospital Company, LLC
12.	Blue Island Illinois Holdings, LLC
13.	Bluefield Holdings, LLC
14.	Bluefield Hospital Company, LLC
15.	Bluffton Health System LLC
16.	Brownwood Hospital, L.P.
17.	Brownwood Medical Center, LLC
18.	Bullhead City Hospital Corporation
19.	Bullhead City Hospital Investment Corporation
20.	Carlsbad Medical Center, LLC
21.	Centre Hospital Corporation
22.	CHHS Holdings, LLC
23.	CHS Kentucky Holdings, LLC
24.	CHS Pennsylvania Holdings, LLC
25.	CHS Virginia Holdings, LLC
26.	CHS Washington Holdings, LLC
27.	Clarksville Holdings, LLC
28.	Clarksville Holdings II, LLC
29.	Cleveland Hospital Corporation
30.	Cleveland Tennessee Hospital Company, LLC
31.	Clinton Hospital Corporation
32.	Coatesville Hospital Corporation
33.	College Station Hospital, L.P.
34.	College Station Medical Center, LLC
35.	College Station Merger, LLC
36.	Community GP Corp.
37.	Community Health Investment Company, LLC
38.	Community LP Corp.
39.	CP Hospital GP, LLC
40.	CPLP, LLC
41.	Crestwood Hospital, LLC
42.	Crestwood Hospital LP, LLC

43.	CSMC, LLC
44.	CSRA Holdings, LLC
45.	Deaconess Holdings, LLC
46.	Deaconess Hospital Holdings, LLC
47.	Deming Hospital Corporation
48.	Desert Hospital Holdings, LLC
49.	Detar Hospital, LLC
50.	DHFW Holdings, LLC
51.	DHSC, LLC
52.	Dukes Health System, LLC
53.	Dyersburg Hospital Corporation
54.	Emporia Hospital Corporation
55.	Evanston Hospital Corporation
56.	Fallbrook Hospital Corporation
57.	Foley Hospital Corporation
58.	Forrest City Arkansas Hospital Company, LLC
59.	Forrest City Hospital Corporation
60.	Fort Payne Hospital Corporation
61.	Frankfort Health Partner, Inc.
62.	Franklin Hospital Corporation
63.	Gadsden Regional Medical Center, LLC
64.	Galesburg Hospital Corporation
65.	Granbury Hospital Corporation
66.	Granite City Hospital Corporation
67.	Granite City Illinois Hospital Company, LLC
68.	Greenville Hospital Corporation
69.	GRMC Holdings, LLC
70.	Hallmark Healthcare Company, LLC
71.	Hobbs Medco, LLC
72.	Hospital of Barstow, Inc.
73.	Hospital of Fulton, Inc.
74.	Hospital of Louisa, Inc.
75.	Hospital of Morristown, Inc.
76.	Jackson Hospital Corporation (KY)
77.	Jackson Hospital Corporation (TN)
78.	Jourdanton Hospital Corporation
79.	Kay County Hospital Corporation
80.	Kay County Oklahoma Hospital Company, LLC
81.	Kirksville Hospital Company, LLC
82.	Lakeway Hospital Corporation
83.	Lancaster Hospital Corporation
84.	Las Cruces Medical Center, LLC
85.	Lea Regional Hospital, LLC
86.	Lexington Hospital Corporation
87.	Longview Clinic Operations Company, LLC
88.	Longview Medical Center, L.P.

89.	Longview Merger, LLC
90.	LRH, LLC
91.	Lutheran Health Network of Indiana, LLC
92.	Marion Hospital Corporation
93.	Martin Hospital Corporation
94.	Massillon Community Health System LLC
95.	Massillon Health System LLC
96.	Massillon Holdings, LLC
97.	McKenzie Tennessee Hospital Company, LLC
98.	McNairy Hospital Corporation
99.	MCSA, L.L.C.
100.	Medical Center of Brownwood, LLC
101.	Merger Legacy Holdings, LLC
102.	MMC of Nevada, LLC
103.	Moberly Hospital Company, LLC
104.	MWMC Holdings, LLC
105.	Natchez Hospital Company, LLC
106.	National Healthcare of Leesville, Inc.
107.	National Healthcare of Mt. Vernon, Inc.
108.	Navarro Hospital, L.P.
109.	Navarro Regional, LLC
110.	NC-DSH, LLC
111.	Northampton Hospital Company, LLC
112.	Northwest Arkansas Hospitals, LLC
113.	Northwest Hospital, LLC
114.	NOV Holdings, LLC
115.	NRH, LLC
116.	Oak Hill Hospital Corporation
117.	Oro Valley Hospital, LLC
118.	Palmer-Wasilla Health System, LLC
119.	Payson Hospital Corporation
120.	Pennsylvania Hospital Company, LLC
121.	Phillips Hospital Corporation
122.	Phoenixville Hospital Company, LLC
123.	Pottstown Hospital Company, LLC
124.	QHG Georgia Holdings, Inc.
125.	QHG Georgia Holdings II, LLC
126.	QHG Georgia, LP
127.	QHG of Bluffton Company, LLC
128.	QHG of Clinton County, Inc.
129.	QHG of Enterprise, Inc.
130.	QHG of Forrest County, Inc.
131.	QHG of Fort Wayne Company, LLC
132.	QHG of Hattiesburg, Inc.
133.	QHG of Massillon, Inc.
134.	QHG of South Carolina, Inc.

135.	QHG of Spartanburg, Inc.
136.	QHG of Springdale, Inc.
137.	Quorum Health Resources, LLC
138.	Red Bud Hospital Corporation
139.	Red Bud Illinois Hospital Company, LLC
140.	Regional Hospital of Longview, LLC
141.	River Region Medical Corporation
142.	Roswell Hospital Corporation
143.	Ruston Hospital Corporation
144.	Ruston Louisiana Hospital Company, LLC
145.	SACMC, LLC
146.	Salem Hospital Corporation
147.	San Angelo Community Medical Center, LLC
148.	San Angelo Medical, LLC
149.	San Miguel Hospital Corporation
150.	Scranton Holdings, LLC
151.	Scranton Hospital Company, LLC
152.	Scranton Quincy Holdings, LLC
153.	Scranton Quincy Hospital Company, LLC
154.	Sharon Pennsylvania Holdings, LLC
155.	Sharon Pennsylvania Hospital Company, LLC
156.	Shelbyville Hospital Corporation
157.	Siloam Springs Arkansas Hospital Company, LLC
158.	Siloam Springs Holdings, LLC
159.	Southern Texas Medical Center, LLC
160.	Spokane Valley Washington Hospital Company, LLC
161.	Spokane Washington Hospital Company, LLC
162.	Tennyson Holdings, LLC
163.	Tooele Hospital Corporation
164.	Tomball Texas Holdings, LLC
165.	Tomball Texas Hospital Company, LLC
166.	Triad Healthcare Corporation
167.	Triad Holdings III, LLC
168.	Triad Holdings IV, LLC
169.	Triad Holdings V, LLC
170.	Triad Nevada Holdings, LLC
171.	Triad of Alabama, LLC
172.	Triad of Oregon, LLC
173.	Triad-ARMC, LLC
174.	Triad-El Dorado, Inc.
175.	Triad-Navarro Regional Hospital Subsidiary, LLC
176.	Tunkhannock Hospital Company, LLC
177.	VHC Medical, LLC
178.	Vicksburg Healthcare, LLC
179.	Victoria Hospital, LLC
180.	Victoria of Texas, L.P.

181.	Virginia Hospital Company, LLC
182.	Warren Ohio Hospital Company, LLC
183.	Warren Ohio Rehab Hospital Company, LLC
184.	Watsonville Hospital Corporation
185.	Waukegan Hospital Corporation
186.	Waukegan Illinois Hospital Company, LLC
187.	Weatherford Hospital Corporation
188.	Weatherford Texas Hospital Company, LLC
189.	Webb Hospital Corporation
190.	Webb Hospital Holdings, LLC
191.	Wesley Health System LLC
192.	West Grove Hospital Company, LLC
193.	WHMC, LLC
194.	Wilkes-Barre Behavioral Hospital Company, LLC
195.	Wilkes-Barre Holdings, LLC
196.	Wilkes-Barre Hospital Company, LLC
197.	Williamston Hospital Corporation
198.	Women & Children’s Hospital, LLC
199.	Woodland Heights Medical Center, LLC
200.	Woodward Health System, LLC
201.	York Pennsylvania Holdings, LLC
202.	York Pennsylvania Hospital Company, LLC
203.	Youngstown Ohio Hospital Company, LLC
204.	Amory HMA, LLC
205.	Anniston HMA, LLC
206.	Bartow HMA, LLC
207.	Biloxi H.M.A., LLC
208.	Brandon HMA, LLC
209.	Brevard HMA Holdings, LLC
210.	Brevard HMA Hospitals, LLC
211.	Campbell County HMA, LLC
212.	Carlisle HMA, LLC
213.	Carolinas JV Holdings General, LLC
214.	Carolinas JV Holdings, L.P.
215.	Central Florida HMA Holdings, LLC
216.	Central States HMA Holdings, LLC
217.	Chester HMA, LLC
218.	Citrus HMA, LLC
219.	Clarksdale HMA, LLC
220.	Cocke County HMA, LLC
221.	Florida HMA Holdings, LLC
222.	Fort Smith HMA, LLC
223.	Hamlet H.M.A., LLC
224.	Health Management Associates, Inc.
225.	Health Management Associates, LP
226.	Health Management General Partner, LLC

227.	Health Management General Partner I, LLC
228.	HMA Fentress County General Hospital, LLC
229.	HMA Hospitals Holdings, LP
230.	HMA Santa Rosa Medical Center, LLC
231.	HMA Services GP, LLC
232.	Hospital Management Associates, LLC
233.	Hospital Management Services of Florida, LP
234.	Jackson HMA, LLC
235.	Jefferson County HMA, LLC
236.	Kennett HMA, LLC
237.	Key West HMA, LLC
238.	Knoxville HMA Holdings, LLC
239.	Lehigh HMA, LLC
240.	Madison HMA, LLC
241.	Melbourne HMA, LLC
242.	Mesquite HMA General, LLC
243.	Metro Knoxville HMA, LLC
244.	Mississippi HMA Holdings I, LLC
245.	Mississippi HMA Holdings II, LLC
246.	Monroe HMA, LLC
247.	Naples HMA, LLC
248.	Poplar Bluff Regional Medical Center, LLC
249.	Port Charlotte HMA, LLC
250.	Punta Gorda HMA, LLC
251.	River Oaks Hospital, LLC
252.	Rockledge HMA, LLC
253.	ROH, LLC
254.	Sebastian Hospital, LLC
255.	Sebring Hospital Management Associates, LLC
256.	Southeast HMA Holdings, LLC
257.	Southwest Florida HMA Holdings, LLC
258.	Statesville HMA, LLC
259.	Tennessee HMA Holdings, LP
260.	Van Buren H.M.A., LLC
261.	Venice HMA, LLC
262.	Winder HMA, LLC
263.	Yakima HMA, LLC

Exhibit B

Specified Agreements

1.	Indenture dated as of November 22, 2011, among Borrower, the Guarantors and Regions Bank (successor to U.S. Bank National Association), as Trustee, relating to the issuance by Borrower of its 8% Senior Notes due 2019

2.	Indenture dated as of July 18, 2012, among Borrower, the Guarantors and Regions Bank, as Trustee, relating to the issuance by Borrower of its 7.125% Senior Notes due 2020

3.	Indenture dated as of August 17, 2012, among Borrower, the Guarantors and Regions Bank, as Trustee, relating to the issuance by Borrower of its 5.125% Senior Secured Notes due 2018

4.	Indenture dated as of January 27, 2014, among Borrower (as successor by merger to FWCT-2 Escrow Corporation), the Guarantors and Regions Bank, as Trustee, relating to the issuance by Borrower of its 6.875% Senior Notes due 2022

5.	Indenture dated as of January 27, 2014, among Borrower (as successor by merger to FWCT-2 Escrow Corporation), the Guarantors and Regions Bank, as Trustee, relating to the issuance by Borrower of its 5.125% Senior Secured Notes due 2021

EXHIBIT B-2

Form of Opinion of General Counsel of Parent

PRIVILEGED AND CONFIDENTIAL

March 9, 2015

The Lenders and the Agent Referred to Below

c/o Credit Suisse AG

as Administrative Agent, Collateral Agent and

Issuing Bank

Eleven Madison Avenue

New York, New York 10010

RE:	Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of March 9, 2015

Ladies and Gentlemen:

I am Executive Vice President, Secretary and General Counsel of CHS/Community Health Systems, Inc., a Delaware corporation (the “Borrower”), and have acted as Counsel for the Borrower, Community Health Systems, Inc. (“Parent”) and each of the Subsidiaries listed on the Schedule of Guarantors attached hereto as Schedule A (each a “Guarantor” and, collectively, the “Guarantors”, and together with the Borrower and Parent, the “Credit Parties”) in connection with the Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of even date herewith (the “Amendment and Assumption Agreement”), among Parent, the Borrower, the Guarantors, and Credit Suisse AG, as Administrative Agent and Collateral Agent (the “Agent”), and the Lenders listed on the signature pages thereto. Reference is made to that certain Credit Agreement, dated as of July 25, 2007, as amended and restated as of November 5, 2010, February 2, 2012 and January 27, 2014 (as so amended and restated, the “Credit Agreement”), among Parent, the Borrower, Agent, and the Lenders party thereto.

This opinion is delivered to you pursuant to subsection Section5(c) of the Amendment and Assumption Agreement. All capitalized terms used herein that are defined in, or by reference in, the Credit Agreement have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined herein. With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on my part except to the extent otherwise expressly stated, and I express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

In connection with this opinion, I have (i) investigated such questions of law, (ii) examined originals or certified, conformed or reproduction copies of such agreements, instruments, documents, and records of the Credit Parties, such certificates of public officials and such other documents, and (iii) received such information from officers and representatives of the Credit Parties, as I have deemed necessary or appropriate for the purposes of this opinion. For purposes of the opinions on the existence and good standing of each Credit Party, I have relied solely upon certificates of existence of recent date issued by the Secretary of State of the applicable state of incorporation or formation. I have examined, among other documents, the following (in each case dated as of the date of the Amendment and Assumption Agreement):

(a)	an executed copy of the Amendment and Assumption Agreement; and

(b)	a copy of the Credit Agreement.

The documents referred to in items (a) and (b) above, inclusive, are referred to herein as the “Transaction Documents”.

In all such examinations, I have assumed the legal capacity of all natural persons executing documents, the genuineness of all signatures on original or certified, conformed or reproduction copies of documents of all parties (other than with respect to the Credit Parties to the extent signed in my presence), the authenticity of original and certified documents and the conformity to original or certified documents of all copies submitted to me as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein, I have relied upon, and assume the accuracy of, certificates and oral or written statements and other information of or from public officials and others, and assume compliance on the part of all parties to the Transaction Documents with their covenants and agreements contained therein.

With respect to the opinions expressed in clauses (ii) and (iv) of paragraph (b) below, my opinions are limited (x) to my actual knowledge of the respective business activities and properties of the Credit Parties in respect of such matters and without any independent investigation or verification on my part and (y) to my review of only those laws and regulations that, in my experience, are normally applicable to transactions of the type contemplated by the Transaction Documents.

To the extent it may be relevant to the opinions expressed herein, I have assumed that the parties to the Transaction Documents, other than Parent, the Borrower and the Guarantors, have the corporate power to enter into and perform such documents and that (except as set forth in paragraph (b) below) such documents have been duly authorized, executed and delivered by, and constitute legal, valid and binding obligations of, such parties.

Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth therein, I am of the opinion that:

(a) Each Guarantor is a corporation, limited liability company, or limited partnership validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all power and authority necessary to execute, deliver and perform its obligations under the Transaction Documents.

(b) The execution and delivery by each Credit Party of the Amendment and Assumption Agreement and the performance by each Credit Party of its respective obligations under each of the Transaction Documents and the borrowings by the Borrower and the grant by each Credit Party of the security interests pursuant to the Transaction Documents to which it is a party (i) have been authorized, in the case of each Guarantor, by all necessary action by such Guarantor, (ii) do not require under present law any filing or registration by any Credit Party with, or approval or consent to any Credit Party of, any governmental agency or authority of the State of Tennessee that has not been made or obtained, except those required in the ordinary course of business in connection with the future performance, if any, by each Credit Party of its respective obligations under certain covenants contained in the Transaction Documents to which it is a party or pursuant to securities or other laws that may be applicable to the disposition of any collateral subject thereto, (iii) do not contravene any provision of the certificate of incorporation or bylaws or similar organizational document of any Guarantor, (iv) do not violate any present law, or present regulation of any governmental agency or authority, of the State of Tennessee known by me to be applicable to any Credit Party or their respective properties, (v) breach or cause a default under any agreement or violate any court decree or order binding upon such Credit Party or its property (this opinion being limited (x) to those agreements, decrees or orders that have been filed as exhibits (or are incorporated by reference as exhibits) to the Form 10-K of Parent for the year ended December 31, 2014 and (y) in that I express, no opinion with respect to any breach, default or violation not readily ascertainable from the face of any such agreement, decree or order, or arising under or based upon any cross default provision insofar as it relates to a default under an agreement not so identified to me, or arising under or based upon any covenant of a financial or numerical nature or requiring computation), and (vi) will not result in or require the creation or imposition of any Lien upon any properties of a Credit Party pursuant to the provisions of any agreement (this opinion being limited to those agreements that have been filed as exhibits (or are incorporated by reference as exhibits) to the Form 10-K of Parent for the year ended December 31, 2014).

(c) The Amendment and Assumption Agreement has been duly executed and delivered on behalf of each Guarantor that is a party thereto.

To my actual knowledge, I am not aware of any pending legal proceeding before, or pending investigation by, any court or administrative agency or authority, or any arbitration tribunal, against or directly affecting the Credit Parties, or any of their respective properties, which seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief in connection with or which would adversely affect the legality, validity or enforceability of, any of the Transaction Documents or the transactions contemplated thereby.

I have issued certain limited opinions above as to the corporate, limited liability company, or limited partnership organization, existence, good standing and authority of the Guarantors under the law of their respective states of organization. I do not purport to be an expert in matters of law of jurisdictions other than the State of Tennessee and the federal law of the United States of America, and have issued my opinions based solely upon my review of the corporate record of each Guarantor.

The opinions set forth above are subject to the following qualifications and limitations:

(a)	I express no opinion regarding the application of federal or state securities laws to the transactions contemplated in the Transaction Documents;

(b)	I express no opinion regarding (i) the effect of fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) restrictions relating to capital adequacy that may be applicable to any Guarantor to the extent any Transaction Document may be deemed a dividend or distribution; and

(c)	To the extent that section 8.31 of the Revised Model Business Corporation Act (as adopted in any state in which a Credit Party is incorporated) or other corporation law analogous thereto may apply, I have assumed the transactions described in the Transaction Documents are fair to the Credit Parties.

I am qualified to practice law in the State of Tennessee, and I am no expert in and express no opinions as to the laws of other jurisdictions other than to the federal laws of the United States of America and the laws of the State of Tennessee, as currently in effect. I assume no obligation to supplement this opinion if any applicable laws change after the date hereof or if I become aware of any facts that might change the opinions expressed herein after the date hereof.

The opinions expressed herein are solely for the benefit of the Lenders and the Agent and may not be relied on in any manner or for any purpose by any other person or entity.

Very truly yours,

Rachel A. Seifert Executive Vice President, Secretary and General Counsel

[Remainder of page intentionally left blank.]

Schedule A

Schedule of Guarantors

1.	Abilene Hospital, LLC
2.	Abilene Merger, LLC
3.	Affinity Health Systems, LLC
4.	Affinity Hospital, LLC
5.	Anna Hospital Corporation
6.	Berwick Hospital Company, LLC
7.	Big Bend Hospital Corporation
8.	Big Spring Hospital Corporation
9.	Birmingham Holdings, LLC
10.	Birmingham Holdings II, LLC
11.	Blue Island Hospital Company, LLC
12.	Blue Island Illinois Holdings, LLC
13.	Bluefield Holdings, LLC
14.	Bluefield Hospital Company, LLC
15.	Bluffton Health System LLC
16.	Brownwood Hospital, L.P.
17.	Brownwood Medical Center, LLC
18.	Bullhead City Hospital Corporation
19.	Bullhead City Hospital Investment Corporation
20.	Carlsbad Medical Center, LLC
21.	Centre Hospital Corporation
22.	CHHS Holdings, LLC
23.	CHS Kentucky Holdings, LLC
24.	CHS Pennsylvania Holdings, LLC
25.	CHS Virginia Holdings, LLC
26.	CHS Washington Holdings, LLC
27.	Clarksville Holdings, LLC
28.	Clarksville Holdings II, LLC
29.	Cleveland Hospital Corporation
30.	Cleveland Tennessee Hospital Company, LLC
31.	Clinton Hospital Corporation
32.	Coatesville Hospital Corporation
33.	College Station Hospital, L.P.
34.	College Station Medical Center, LLC
35.	College Station Merger, LLC
36.	Community GP Corp.
37.	Community Health Investment Company, LLC
38.	Community LP Corp.
39.	CP Hospital GP, LLC
40.	CPLP, LLC
41.	Crestwood Hospital, LLC
42.	Crestwood Hospital LP, LLC
43.	CSMC, LLC

44.	CSRA Holdings, LLC
45.	Deaconess Holdings, LLC
46.	Deaconess Hospital Holdings, LLC
47.	Deming Hospital Corporation
48.	Desert Hospital Holdings, LLC
49.	Detar Hospital, LLC
50.	DHFW Holdings, LLC
51.	DHSC, LLC
52.	Dukes Health System, LLC
53.	Dyersburg Hospital Corporation
54.	Emporia Hospital Corporation
55.	Evanston Hospital Corporation
56.	Fallbrook Hospital Corporation
57.	Foley Hospital Corporation
58.	Forrest City Arkansas Hospital Company, LLC
59.	Forrest City Hospital Corporation
60.	Fort Payne Hospital Corporation
61.	Frankfort Health Partner, Inc.
62.	Franklin Hospital Corporation
63.	Gadsden Regional Medical Center, LLC
64.	Galesburg Hospital Corporation
65.	Granbury Hospital Corporation
66.	Granite City Hospital Corporation
67.	Granite City Illinois Hospital Company, LLC
68.	Greenville Hospital Corporation
69.	GRMC Holdings, LLC
70.	Hallmark Healthcare Company, LLC
71.	Hobbs Medco, LLC
72.	Hospital of Barstow, Inc.
73.	Hospital of Fulton, Inc.
74.	Hospital of Louisa, Inc.
75.	Hospital of Morristown, Inc.
76.	Jackson Hospital Corporation (KY)
77.	Jackson Hospital Corporation (TN)
78.	Jourdanton Hospital Corporation
79.	Kay County Hospital Corporation
80.	Kay County Oklahoma Hospital Company, LLC
81.	Kirksville Hospital Company, LLC
82.	Lakeway Hospital Corporation
83.	Lancaster Hospital Corporation
84.	Las Cruces Medical Center, LLC
85.	Lea Regional Hospital, LLC
86.	Lexington Hospital Corporation
87.	Longview Clinic Operations Company, LLC
88.	Longview Medical Center, L.P.
89.	Longview Merger, LLC

90.	LRH, LLC
91.	Lutheran Health Network of Indiana, LLC
92.	Marion Hospital Corporation
93.	Martin Hospital Corporation
94.	Massillon Community Health System LLC
95.	Massillon Health System LLC
96.	Massillon Holdings, LLC
97.	McKenzie Tennessee Hospital Company, LLC
98.	McNairy Hospital Corporation
99.	MCSA, L.L.C.
100.	Medical Center of Brownwood, LLC
101.	Merger Legacy Holdings, LLC
102.	MMC of Nevada, LLC
103.	Moberly Hospital Company, LLC
104.	MWMC Holdings, LLC
105.	Natchez Hospital Company, LLC
106.	National Healthcare of Leesville, Inc.
107.	National Healthcare of Mt. Vernon, Inc.
108.	Navarro Hospital, L.P.
109.	Navarro Regional, LLC
110.	NC-DSH, LLC
111.	Northampton Hospital Company, LLC
112.	Northwest Arkansas Hospitals, LLC
113.	Northwest Hospital, LLC
114.	NOV Holdings, LLC
115.	NRH, LLC
116.	Oak Hill Hospital Corporation
117.	Oro Valley Hospital, LLC
118.	Palmer-Wasilla Health System, LLC
119.	Payson Hospital Corporation
120.	Pennsylvania Hospital Company, LLC
121.	Phillips Hospital Corporation
122.	Phoenixville Hospital Company, LLC
123.	Pottstown Hospital Company, LLC
124.	QHG Georgia Holdings, Inc.
125.	QHG Georgia Holdings II, LLC
126.	QHG Georgia, LP
127.	QHG of Bluffton Company, LLC
128.	QHG of Clinton County, Inc.
129.	QHG of Enterprise, Inc.
130.	QHG of Forrest County, Inc.
131.	QHG of Fort Wayne Company, LLC
132.	QHG of Hattiesburg, Inc.
133.	QHG of Massillon, Inc.
134.	QHG of South Carolina, Inc.
135.	QHG of Spartanburg, Inc.

136.	QHG of Springdale, Inc.
137.	Quorum Health Resources, LLC
138.	Red Bud Hospital Corporation
139.	Red Bud Illinois Hospital Company, LLC
140.	Regional Hospital of Longview, LLC
141.	River Region Medical Corporation
142.	Roswell Hospital Corporation
143.	Ruston Hospital Corporation
144.	Ruston Louisiana Hospital Company, LLC
145.	SACMC, LLC
146.	Salem Hospital Corporation
147.	San Angelo Community Medical Center, LLC
148.	San Angelo Medical, LLC
149.	San Miguel Hospital Corporation
150.	Scranton Holdings, LLC
151.	Scranton Hospital Company, LLC
152.	Scranton Quincy Holdings, LLC
153.	Scranton Quincy Hospital Company, LLC
154.	Sharon Pennsylvania Holdings, LLC
155.	Sharon Pennsylvania Hospital Company, LLC
156.	Shelbyville Hospital Corporation
157.	Siloam Springs Arkansas Hospital Company, LLC
158.	Siloam Springs Holdings, LLC
159.	Southern Texas Medical Center, LLC
160.	Spokane Valley Washington Hospital Company, LLC
161.	Spokane Washington Hospital Company, LLC
162.	Tennyson Holdings, LLC
163.	Tooele Hospital Corporation
164.	Tomball Texas Holdings, LLC
165.	Tomball Texas Hospital Company, LLC
166.	Triad Healthcare Corporation
167.	Triad Holdings III, LLC
168.	Triad Holdings IV, LLC
169.	Triad Holdings V, LLC
170.	Triad Nevada Holdings, LLC
171.	Triad of Alabama, LLC
172.	Triad of Oregon, LLC
173.	Triad-ARMC, LLC
174.	Triad-El Dorado, Inc.
175.	Triad-Navarro Regional Hospital Subsidiary, LLC
176.	Tunkhannock Hospital Company, LLC
177.	VHC Medical, LLC
178.	Vicksburg Healthcare, LLC
179.	Victoria Hospital, LLC
180.	Victoria of Texas, L.P.
181.	Virginia Hospital Company, LLC

182.	Warren Ohio Hospital Company, LLC
183.	Warren Ohio Rehab Hospital Company, LLC
184.	Watsonville Hospital Corporation
185.	Waukegan Hospital Corporation
186.	Waukegan Illinois Hospital Company, LLC
187.	Weatherford Hospital Corporation
188.	Weatherford Texas Hospital Company, LLC
189.	Webb Hospital Corporation
190.	Webb Hospital Holdings, LLC
191.	Wesley Health System LLC
192.	West Grove Hospital Company, LLC
193.	WHMC, LLC
194.	Wilkes-Barre Behavioral Hospital Company, LLC
195.	Wilkes-Barre Holdings, LLC
196.	Wilkes-Barre Hospital Company, LLC
197.	Williamston Hospital Corporation
198.	Women & Children’s Hospital, LLC
199.	Woodland Heights Medical Center, LLC
200.	Woodward Health System, LLC
201.	York Pennsylvania Holdings, LLC
202.	York Pennsylvania Hospital Company, LLC
203.	Youngstown Ohio Hospital Company, LLC
204.	Amory HMA, LLC
205.	Anniston HMA, LLC
206.	Bartow HMA, LLC
207.	Biloxi H.M.A., LLC
208.	Brandon HMA, LLC
209.	Brevard HMA Holdings, LLC
210.	Brevard HMA Hospitals, LLC
211.	Campbell County HMA, LLC
212.	Carlisle HMA, LLC
213.	Carolinas JV Holdings General, LLC
214.	Carolinas JV Holdings, L.P.
215.	Central Florida HMA Holdings, LLC
216.	Central States HMA Holdings, LLC
217.	Chester HMA, LLC
218.	Citrus HMA, LLC
219.	Clarksdale HMA, LLC
220.	Cocke County HMA, LLC
221.	Florida HMA Holdings, LLC
222.	Fort Smith HMA, LLC
223.	Hamlet H.M.A., LLC
224.	Health Management Associates, Inc.
225.	Health Management Associates, LP
226.	Health Management General Partner, LLC
227.	Health Management General Partner I, LLC

228.	HMA Fentress County General Hospital, LLC
229.	HMA Hospitals Holdings, LP
230.	HMA Santa Rosa Medical Center, LLC
231.	HMA Services GP, LLC
232.	Hospital Management Associates, LLC
233.	Hospital Management Services of Florida, LP
234.	Jackson HMA, LLC
235.	Jefferson County HMA, LLC
236.	Kennett HMA, LLC
237.	Key West HMA, LLC
238.	Knoxville HMA Holdings, LLC
239.	Lehigh HMA, LLC
240.	Madison HMA, LLC
241.	Melbourne HMA, LLC
242.	Mesquite HMA General, LLC
243.	Metro Knoxville HMA, LLC
244.	Mississippi HMA Holdings I, LLC
245.	Mississippi HMA Holdings II, LLC
246.	Monroe HMA, LLC
247.	Naples HMA, LLC
248.	Poplar Bluff Regional Medical Center, LLC
249.	Port Charlotte HMA, LLC
250.	Punta Gorda HMA, LLC
251.	River Oaks Hospital, LLC
252.	Rockledge HMA, LLC
253.	ROH, LLC
254.	Sebastian Hospital, LLC
255.	Sebring Hospital Management Associates, LLC
256.	Southeast HMA Holdings, LLC
257.	Southwest Florida HMA Holdings, LLC
258.	Statesville HMA, LLC
259.	Tennessee HMA Holdings, LP
260.	Van Buren H.M.A., LLC
261.	Venice HMA, LLC
262.	Winder HMA, LLC
263.	Yakima HMA, LLC

SCHEDULE I

Incremental 2018 Term F Lender Commitments

Incremental 2018 Term F Lender	Incremental 2018 Term F Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$608,118,929.22
Existing 2017 Term E Lenders[3]	$1,091,881,070.78
TOTAL	$1,700,000,000.00

[3]	Existing 2017 Term E Lender signature pages are on file with the Administrative Agent.